Revenue	12 Months Ended
Dec. 31, 2019
Deferred Revenue Disclosure [Abstract]
REVENUE

4. REVENUE

The Company adopted ASC 606 using the modified retrospective method as applied to customer contracts that were not completed as of January 1, 2019. As a result, financial information for reporting periods beginning after January 1, 2019 are presented under ASC 606, while comparative financial information has not been adjusted and continues to be reported in accordance with the Company's historical accounting policy for revenue recognition prior to the adoption of ASC 606.

For the year ended December 31, 2019, all revenue came from provision of healthcare services in Hong Kong.